CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Cargo Connection Logistics Holding, Inc. (the "Company") on Form 10-QSB for the three months ending June 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, Jesse Dobrinsky, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Quarterly Report on Form 10-QSB for the period ending June 30, 2006, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained such Quarterly Report on Form 10-QSB for the period ending June 30, 2006, fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

Dated: August 14, 2006

                            Cargo Connection Logistics Holding, Inc.

                            By: /s/ Jesse Dobrinsky
                                -------------------
                            Chief Executive Officer

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Cargo Connection Logistics Holding, Inc. (the "Company") on Form 10-QSB for the three months ending June 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, Scott Goodman, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Quarterly Report on Form 10-QSB for the period ending June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained such Quarterly Report on Form 10-QSB for the period ending June 30, 2006 fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

Dated: August 14, 2006

                             Cargo Connection Logistics Holding, Inc.

                             By: /s/ Scott Goodman
                                 --------------------
                              Chief Financial Officer